EXHIBIT 99.1

MAX RE CAPITAL LTD. REPORTS THIRD QUARTER RESULTS:

Hamilton, Bermuda, October 29, 2004 - Max Re Capital Ltd. (NASDAQ: MXRE) today reported a net loss for the three months ended September 30, 2004 of $9.0 million, or a net loss of $0.20 per diluted share, compared to net income of $38.8 million, or net income of $0.89 per diluted share, for the three months ended September 30, 2003. Net operating loss before minority interest, which represents net income before minority interest reduced by net realized gains on sale of fixed maturities, for the three months ended September 30, 2004 was $9.9 million, or net operating loss of $0.20 per diluted share, compared with net operating income before minority interest of $29.3 million, or net operating income of $0.64 per diluted share, for the three months ended September 30, 2003.

For the nine months ended September 30, 2004, the Company had net income of $46.6 million, or net income of $0.96 per diluted share, compared to $84.2 million, or $2.08 per diluted share, for the nine months ended September 30, 2003. For the nine months ended September 30, 2004, the Company had net operating income before minority interest of $42.5 million, or net operating income of $0.87 per diluted share, compared to $79.9 million, or $1.76 per diluted share, for the nine months ended September 30, 2003.

Robert J. Cooney, Chairman, President and Chief Executive Officer, commented, “Losses from hurricanes Charley, Frances, Ivan and Jeanne, predominately through our investment in DaVinci Re, had a significant negative impact on our third quarter results. In addition, our MDS portfolio continued to be affected by the challenging investment environment and did not contribute to third quarter earnings. Despite hurricane activity during the quarter, Max Re showed continuing improvement in its property and casualty combined ratio compared to the prior year. The combination of these factors resulted in a net loss of $9.0 million for the third quarter.”

Gross premiums written for the three months ended September 30, 2004 were $280.8 million, with $105.8 million of property and casualty premiums and $175.0 million of life and annuity premiums, compared to $188.6 million of property and casualty premiums and no life and annuity premiums for the three months ended September 30, 2003. Gross premiums written for the nine months ended September 30, 2004 were $904.0 million compared to $784.9 million for the first nine months of 2003, an increase of 15%. Alternative risk transfer, traditional reinsurance, traditional insurance and life and annuity reinsurance accounted for 32%, 30%, 19% and 19%, respectively, of gross premiums written for the first nine months of 2004.

Net investment income for the three months ended September 30, 2004, increased to $20.1 million, compared to $13.9 million for the same period in 2003. The increase is principally attributable to increased holdings of cash and fixed maturities during the three months ended September 30, 2004 compared to the three months ended September 30, 2003. Net investment income for the nine months ended September 30, 2004 increased $15.1 million to $58.6 million, compared to $43.5 million for the same period in 2003. Net losses on alternative investments for the three months ended September 30, 2004 were $14.6 million, or a negative 1.39% rate of return, compared to net gains on alternative investments of $28.1 million, or a 3.35% rate of return, for the same period of 2003. For the nine months ended September 30, 2004, alternative investments have returned 2.73%, compared to 12.77% for the same period in 2003. Invested assets were $3.3 billion as of September 30, 2004, with an allocation of approximately 69.8% to cash and fixed maturities and 30.2% to alternative investments.

Losses, benefits and experience refunds were $299.2 million for the three months ended September 30, 2004 compared to $139.7 million for the same period in 2003. The increase in losses, benefits and experience refunds for the three months ended September 30, 2004 is principally attributable to the increase in premiums earned. There were no significant adjustments to loss, benefit and experience refund reserves during the three months ended September 30, 2004. Losses, benefits and experience refunds for the nine months ended September 30, 2004 were $600.9 million compared to $368.5 million for the same period in 2003. The increase for the nine months ended September 30, 2004 was also principally attributable to the increase in premiums earned.

Acquisition costs for the three months ended September 30, 2004 decreased by 29% to $26.0 million compared to $36.7 million for the three months ended September 30, 2003. The reduction is attributable to the change in the property and casualty product mix, with traditional reinsurance and traditional insurance products having lower acquisition costs compared to alternative risk transfer products and the typically low acquisition costs related to the Company’s life and annuity products.

Interest expense for the three months ended September 30, 2004 increased by 122% to $12.0 million compared to $5.4 million for the three months ended September 30, 2003. The increase is principally attributable to the higher total return crediting rate on the Grand Central Re funds withheld balance. Interest expense for the nine months ended September 30, 2004 increased 18% from the same period in 2003. The increase is principally attributable to increased funds withheld balances with reinsurers during the nine months ended September 30, 2004 compared to the prior year period.

General and administrative expenses for the three months ended September 30, 2004 were $10.5 million compared to $10.9 million for the same period in 2003. General and administrative expenses for the nine months ended September 30, 2004 were $34.7 million, or 4.9% of net premiums earned, compared to $29.9 million, or 6.4% of net premiums earned, for the nine months ended September 30, 2003.

Shareholders’ equity was $847.8 million at September 30, 2004. Book value per share at September 30, 2004 was $18.54 per share, compared to $17.82 at December 31, 2003, principally reflecting net income generated in the nine month period. Return on average shareholders’ equity for the trailing 12 month period was 9.1%.

Max Re Capital Ltd., through its principal operating subsidiaries, Max Re Ltd., Max Insurance Europe Limited and Max Re Europe Limited, offers customized insurance and reinsurance solutions to property and casualty insurers, life and health insurers and large corporations.

The above remarks about future expectations, plans and prospects for the Company are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future operating results, please refer to the Company’s most recent Annual Report on Form 10-K and other documents filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

Contact Information: Keith S. Hynes Executive Vice President & CFO 441-296-8800 keithh@maxre.bm	N. James Tees Senior Vice President & Treasurer 441-296-8800 jimt@maxre.bm

MAX RE CAPITAL LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	September 30, 2004	December 31, 2003
	(Unaudited)
ASSETS
Cash and cash equivalents	$375,457	$201,515
Fixed maturities, available for sale at fair value	1,902,712	1,604,430
Alternative investments, at fair value	987,303	831,359
Accrued interest income	19,439	14,608
Premiums receivable	297,668	389,393
Losses recoverable from reinsurers	358,756	273,711
Funds withheld	17,599	56
Deferred acquisition costs	90,417	87,116
Deferred charges	7,896	5,259
Prepaid reinsurance premiums	79,285	67,343
Other assets	29,893	20,769

Total assets	$4,166,425	$3,495,559

LIABILITIES
Property and casualty losses and experience refunds	$1,382,751	$991,687
Life and annuity benefits and experience refunds	624,635	480,099
Deposit liabilities	244,465	267,350
Funds withheld from reinsurers	274,910	213,483
Unearned property and casualty premiums	565,415	471,625
Reinsurance balances payable	45,990	74,693
Accounts payable and accrued expenses	30,474	41,392
Bank loan	150,000	150,000

Total liabilities	3,318,640	2,690,329

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 45,731,611 (2003 - 45,184,611) shares issued and outstanding	45,732	45,185
Additional paid-in capital	650,793	637,772
Loans receivable from common share sales	(10,965)	(11,965)
Unearned stock grant compensation	(15,109)	(4,032)
Accumulated other comprehensive income	22,361	25,790
Retained earnings	154,973	112,480

Total shareholders’ equity	847,785	805,230

Total liabilities and shareholders’ equity	$4,166,425	$3,495,559

Book Value Per Share	$18.54	$17.82

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except shares and per share amounts)

	Three Months Ended September 30		Nine Months Ended September 30
	2004	2003	2004	2003
REVENUES
Gross premiums written	$280,848	$188,608	$904,033	$784,921
Reinsurance premiums ceded	(29,777)	(31,581)	(120,130)	(102,620)

Net premiums written	$251,071	$157,027	$783,903	$682,301

Earned premiums	$369,455	$204,460	$809,302	$523,902
Earned premiums ceded	(38,384)	(25,714)	(107,514)	(58,123)

Net premiums earned	331,071	178,746	701,788	465,779

Net investment income	20,106	13,899	58,648	43,467
Net gains (losses) on alternative investments	(14,624)	28,148	24,891	95,162
Net realized gains on sale of fixed maturities	916	11,548	4,121	14,547
Other income	1,285	1,122	3,663	5,337

Total revenues	338,754	233,463	793,111	624,292

LOSSES AND EXPENSES
Losses, benefits and experience refunds	299,216	139,655	600,906	368,489
Acquisition costs	26,032	36,696	87,015	111,124
Interest expense	11,979	5,382	23,916	20,316
General and administrative expenses	10,549	10,896	34,664	29,876

Total losses and expenses	347,776	192,629	746,501	529,805

INCOME (LOSS) BEFORE MINORITY INTEREST	(9,022)	40,834	46,610	94,487

Minority interest	—	(2,083)	—	(10,325)

NET INCOME (LOSS)	(9,022)	38,751	46,610	84,162

Change in net unrealized appreciation of fixed maturities	33,355	(16,302)	(3,605)	(3,670)
Foreign currency translation adjustment	(257)	—	176	—

COMPREHENSIVE INCOME	$24,076	$22,449	$43,181	$80,492

Basic earnings (loss) per share	$(0.20)	$0.91	$1.02	$2.10

Diluted earnings (loss) per share	$(0.20)	$0.89	$0.96	$2.08

Diluted net operating earnings (loss) per share	$(0.20)	$0.64	$0.87	$1.76

Weighted average shares outstanding - basic	45,785,731	42,796,564	45,686,675	39,991,747

Weighted average shares outstanding - diluted	47,904,970	45,701,697	48,697,018	45,369,887

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine months ended September 30,
	2004	2003
Preferred shares
Balance, beginning of period	$—	$—

Balance, end of period	—	—

Common shares
Balance, beginning of period	45,185	37,999
Issue of shares	719	368
Issue of shares on elimination of minority interest	—	7,120
Repurchase of shares	(172)	(305)

Balance, end of period	45,732	45,182

Additional paid-in capital
Balance, beginning of period	637,772	526,582
Issue of common shares	15,500	4,078
Issue of common shares on elimination of minority interest	—	110,285
Stock option expense	417	243
Repurchase of shares	(2,896)	(3,591)

Balance, end of period	650,793	637,597

Loans receivable from common share sales
Balance, beginning of period	(11,965)	(12,575)
Loans granted	—	—
Loans repaid	1,000	610

Balance, end of period	(10,965)	(11,965)

Unearned stock grant compensation
Balance, beginning of period	(4,032)	(2,656)
Stock grants awarded	(15,906)	(3,740)
Amortization	4,829	1,753

Balance, end of period	(15,109)	(4,643)

Accumulated other comprehensive income
Balance, beginning of period	25,790	49,108
Holding gains on fixed maturities arising in period	516	1,676
Net realized gains included in net income	(4,121)	(14,547)
Currency translation adjustments	176	—
Allocation to minority interest	—	6,504
Holding gains transferred on elimination of minority interest	—	2,697

Balance, end of period	22,361	45,438

Retained earnings (deficit)
Balance, beginning of period	112,480	(4,299)
Net income	46,610	84,162
Dividends paid	(4,117)	(2,433)

Balance, end of period	154,973	77,430

Total shareholders’ equity	$847,785	$789,039

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30
	2004	2003
OPERATING ACTIVITIES
Net income	$46,610	$84,162
Adjustments to reconcile net income to net cash from operating activities:
Minority interest share of income	—	10,325
Amortization of unearned stock based compensation	5,246	1,996
Amortization of discount on fixed maturities	6,690	4,133
Net realized gains on sale of fixed maturities	(4,121)	(14,547)
Net gains on alternative investments	(24,891)	(95,162)
Accrued interest income	(4,831)	(1,859)
Premiums receivable	91,725	(153,097)
Losses recoverable from reinsurers	(85,045)	(47,537)
Funds withheld	(17,543)	(5,741)
Deferred acquisition costs	(3,301)	(31,050)
Deferred charges	(2,637)	3,505
Prepaid reinsurance premiums	(11,942)	(43,916)
Other assets	(9,124)	(6,923)
Property and casualty losses and experience refunds	391,064	310,493
Life and annuity benefits and experience refunds	144,536	(21,622)
Funds withheld from reinsurers	61,427	38,016
Unearned property and casualty premiums	93,790	260,959
Reinsurance balances payable	(28,703)	30,088
Accounts payable and accrued expenses	(10,918)	6,751

Cash from operating activities	638,032	328,974

INVESTING ACTIVITIES
Purchase of fixed maturities	(1,071,594)	(755,506)
Sales (purchases) of alternative investments	(131,278)	(100,461)
Sales of fixed maturities	743,874	468,072
Redemptions of fixed maturities	23,489	57,500

Cash used in investing activities	(435,509)	(330,395)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	313	706
Repurchases of common shares	(3,068)	(3,896)
Proceeds from bank loan	—	50,000
Dividends	(4,117)	(2,433)
Distributions to minority shareholders	—	(285)
Deposit liabilities	(22,885)	6,319
Notes and loans repaid	1,000	610

Cash from (used in) financing activities	(28,757)	51,021

Effect of exchange rate on cash	176	—

Net increase in cash and cash equivalents	173,942	49,600

Cash and cash equivalents, beginning of period	201,515	92,103

CASH AND CASH EQUIVALENTS, END OF PERIOD	$375,457	$141,703

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $2,976 and $2,414 for the nine months ended September 30, 2004 and 2003, respectively.

MAX RE CAPITAL LTD.

SCHEDULE OF SUPPLEMENTAL DATA - SEPTEMBER 30, 2004

	Property & Casualty
Year to Date Segment Information: (in 000’s US$)	Traditional Reinsurance	Alternative Risk	Traditional Insurance	Total	Life & Annuity	Corporate	Consolidated
Gross premiums written	$270,085	$288,406	$168,250	$726,741	$177,292	$—	$904,033
Reinsurance premiums ceded	(18,264)	(25,806)	(75,399)	(119,469)	(661)	—	(120,130)

Net premiums written	$251,821	$262,600	$92,851	$607,272	$176,631	$—	$783,903

Earned premiums	$212,052	$263,489	$156,469	$632,010	$177,292	$—	$809,302
Earned premiums ceded	(13,457)	(28,199)	(65,197)	(106,853)	(661)	—	(107,514)

Net premiums earned	198,595	235,290	91,272	525,157	176,631	—	701,788
Net investment income	—	—	—	—	—	58,648	58,648
Net gains on alternative investments	—	—	—	—	—	24,891	24,891
Net realized gains on sales of fixed maturities	—	—	—	—	—	4,121	4,121
Other income	—	—	—	—	—	3,663	3,663

Total revenues	198,595	235,290	91,272	525,157	176,631	91,323	793,111

Losses, benefits and experience refunds	134,336	203,578	67,253	405,167	195,739	—	600,906
Acquisition costs	37,133	45,053	2,666	84,852	2,163	—	87,015
Interest expense	—	—	—	—	—	23,916	23,916
General and administrative expenses	3,514	5,150	4,307	12,971	3,034	18,659	34,664

Total losses and expenses	174,983	253,781	74,226	502,990	200,936	42,575	746,501

Net income (loss) before minority interest	$23,612	$(18,491)	$17,046	$22,167	$(24,305)	$48,748	$46,610

Loss Ratio	67.6%	86.5%	73.7%	77.2%
Combined Ratio	88.1%	107.9%	81.3%	95.8%

	Periodic Rate of Return
Selected Investment Return Data:	Fair Value*	Investment %’s	Last 3 Months	Year to Date	Last 12 Months	Last 36 months**
Cash and Fixed Maturities	$2,278,169	69.8%	3.04%	3.34%	3.53%	5.21%

Global Macro	$124,715	3.8%	-2.52%	0.48%	2.03%	11.34%
Long / Short Equity	96,082	2.9%	-1.42%	7.46%	12.21%	7.97%
Convertible Arbitrage	88,641	2.7%	1.15%	1.12%	4.43%	7.75%
Diversified Arbitrage	160,633	4.9%	-0.44%	2.26%	5.40%	8.00%
Distressed Securities	137,825	4.2%	3.73%	11.86%	23.69%	18.95%
Opportunistic	21,194	0.6%	4.10%	11.50%	7.14%	5.75%
Emerging Markets	62,630	1.9%	5.94%	13.38%	19.64%	16.03%
Fixed Income Arbitrage	54,695	1.7%	-5.70%	1.32%	5.31%	9.42%
Event-Driven Arbitrage	59,374	1.8%	-0.32%	7.37%	15.90%	10.19%
Commodity Trading Advisers	53,972	1.7%	-2.53%	-3.93%	-8.60%	3.17%
Credit Long / Short	68,417	2.1%	3.06%	6.58%	6.58%	5.61%

MDS	928,178	28.4%	0.06%	4.18%	7.75%	9.11%
Insurance Underwriting	59,126	1.8%	-19.02%	-14.92%	-12.50%	3.57%

Alternative Investments	$987,303	30.2%	-1.39%	2.73%	6.19%	8.91%

Total Investments	$3,265,473	100.0%	1.48%	3.18%	4.49%	6.54%

Comparative returns
Merrill Lynch Master Bond Index			3.21%	3.35%	3.64%	5.90%
Standard & Poors 500 Stock Index			-1.87%	1.50%	13.85%	4.04%
80% Merrill Lynch Master Index and 20% S&P Index			2.19%	3.01%	5.60%	5.76%

*	Expressed in thousands of United States Dollars
**	Annualized